RENT OBLIGATION	12 Months Ended
Dec. 31, 2012
Rent Obligation [Abstract]
Leases of Lessee Disclosure [Text Block]

NOTE 7 – RENT OBLIGATION

The Company leases its principal office under a lease that can be cancelled after three years with proper notice per the lease and an amortized schedule of adjustments that will be due to the landlord. The lease extends five years and expires January 2018. In addition to rent, the Company pays real estate taxes and repairs and maintenance on the leased property. Rent expense was $45,961 and $49,975 for 2012 and 2011, respectively.

The Company’s rent obligation for the next five years are as follows:

2013	$32,000
2014	$36,000
2015	$37,000
2016	$38,000
2017	$39,000